Exhibit 10.9

EXECUTION VERSION

INCREMENTAL AMENDMENT NO. 1 TO CREDIT AGREEMENT

INCREMENTAL AMENDMENT NO. 1 TO THE CREDIT AGREEMENT, dated as of November 12, 2019 (this “Amendment”), among Kore Wireless Group Inc., a Delaware corporation (the “Borrower”), Maple Intermediate Holdings Inc., a Delaware corporation (Holdings”), UBS AG, Stamford Branch (“UBS”), the other Loan Parties party hereto, the Incremental Amendment No. 1 Term B Lender (as defined below) and UBS AG, Stamford Branch (“UBS”), in its capacities as administrative agent collateral agent for the Lenders (in such capacities, the “Administrative Agent”). Capitalized terms used but not otherwise defined in this Amendment have the same meanings as specified in the Credit Agreement (as defined below), as amended by this Amendment.

W I T N E S S E T H:

WHEREAS, the Borrower, Holdings, the Lenders from time to time party thereto and the Administrative Agent entered into that certain Credit Agreement, dated as of December 21, 2018 (as amended, restated, amended and restated, supplemented and/or otherwise modified from time to time prior to the date hereof, the “Credit Agreement”);

WHEREAS, pursuant to Section 2.14 of the Credit Agreement, the Borrower hereby notifies the Administrative Agent, the receipt of which is hereby acknowledged, that it is requesting an issuance of Incremental Term Loans in an aggregate principal amount equal to $35,000,000 which upon funding shall be in the form of an increase to the Term B Loans outstanding under the Credit Agreement immediately prior to the effectiveness of this Amendment, pursuant to and on the terms set forth in Section 2.14 of the Credit Agreement (the “Incremental Amendment No. 1 Term B Loans”) pursuant to a commitment by the Incremental Amendment No. 1 Term B Lender to provide such Incremental Amendment No. 1 Term B Loans (the “Incremental Amendment No. 1 Term B Commitment”);

WHEREAS, the Borrower intends to acquire (the “Integron Acquisition”), directly or indirectly, Integron LLC, a Delaware limited liability company (the “Target”), pursuant to that certain Unit Purchase Agreement (the “Integron Acquisition Agreement”), attached to that certain Amended and Restated UPA Escrow Agreement, dated as of November 12, 2019, by and among the Borrower, New Maple Holdings Inc., a Delaware corporation (“New Maple”, which is expected to have changed its legal name to Maple Holdings Inc. in connection with the transactions contemplated by the Integron Acquisition Agreement), New Integron Inc., a Delaware corporation (the “Seller”), the Target and Edward M. Pagani (in such capacity, “Holders’ Representative”), proposed to be entered into by and among as the Borrower, New Maple, the Seller, the Target, the Persons identified as “Holders” therein and Holders’ Representative;

WHEREAS, the Incremental Amendment No. 1 Term B Loans will be used (i) to finance in part the Integron Acquisition pursuant to the Integron Acquisition Agreement and (ii) to pay certain fees and expenses associated with the Integron Acquisition, this Amendment and the transactions related thereto (collectively, the “Transactions”);

WHEREAS, Holdings, the Borrower, the other Loan Parties party hereto, the Administrative Agent and UBS (the “Incremental Amendment No. 1 Term B Lender”) have agreed to amend certain provisions of the Credit Agreement as provided for herein to effect the incurrence of Incremental Amendment No. 1 Term B Loans under the Credit Agreement pursuant to Section 2.14 thereof, utilizing clause (a) of the definition of “Incremental Cap” therein;

WHEREAS, the Incremental Amendment No. 1 Term B Commitment shall constitute commitments under the Credit Agreement effective on the Incremental Amendment No. 1 Effective Date (as defined below), and the Incremental Amendment No. 1 Term B Lender will make the Incremental Amendment No. 1 Term B Loans to the Borrower on the Incremental Amendment No. 1 Funding Date (as defined below); and

WHEREAS, UBS Securities LLC and Antares Capital LP are acting as joint lead arrangers and joint bookrunners under this Amendment (together, the “Incremental Amendment No. 1 Lead Arrangers” and each an “Incremental Amendment No. 1 Lead Arranger”).

NOW, THEREFORE, in consideration of the premises made hereunder, and for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

ARTICLE I

Defined Terms

Section 1.1. Defined Terms. Terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement unless otherwise defined herein.

ARTICLE II

Incremental Term Loans

Section 2.1. Incremental Term Commitment. Subject to the satisfaction (or waiver by the Incremental Amendment No. 1 Term B Lender) of the conditions set forth in Article IV hereof, the Incremental Amendment No. 1 Term B Lender hereby agrees to make the Incremental Amendment No. 1 Term B Commitment in the amount set forth opposite its name on Schedule 1 hereto, on the terms and conditions set forth herein and in Section 2.14 of the Credit Agreement, and the Incremental Amendment No. 1 Term B Loans made on the Incremental Amendment No. 1 Funding Date in such amount shall be added to and constitute a part of the same Class of Term Loans as the Term B Loans existing under the Credit Agreement immediately prior to giving effect to this Amendment (such existing Term B Loans, the “Existing Term B Loans”).

Section 2.2. Incremental Term Loans. The Borrower confirms and agrees that it has requested an increase in the aggregate principal amount of the Existing Term B Loans through the establishment of Incremental Term Loans of the same Class of Term Loans as the Existing Term B Loans to be made pursuant to the Incremental Amendment No. 1 Term B Commitment in an aggregate principal amount equal to $35,000,000 on the Incremental Amendment No. 1 Funding Date. The initial Interest Period with respect to the Incremental Amendment No. 1 Term B Loans funded on the Incremental Amendment No. 1 Funding Date shall commence on the date of the Borrowing thereof and end on the last day of the current Interest Period applicable to the Existing Term B Loans as in effect immediately prior to the Incremental Amendment No. 1 Funding Date.

Section 2.3. Agreements of the Incremental Amendment No. 1 Term B Lender. The Incremental Amendment No. 1 Term B Lender agrees that (i) effective on and at all times after the Incremental Amendment No. 1 Effective Date, the Incremental Amendment No. 1 Term B Lender will be bound by all obligations of a Lender under the Credit Agreement and (ii) on the Incremental Amendment No. 1 Funding Date, the Incremental Amendment No. 1 Term B Lender will fund Incremental Amendment No. 1 Term B Loans in Dollars to the Borrower in an amount equal to its Incremental Amendment No. 1 Term B Commitment as set forth on Schedule 1 hereto. The Incremental Amendment No. 1 Term B Commitment shall terminate on the Incremental Amendment No. 1 Funding Date following the funding of the Incremental Amendment No. 1 Term B Loans on such date.

Section 2.4. Fungibility of Incremental Term Loans. All Incremental Amendment No. 1 Term B Loans will, upon funding, constitute an increase in the amount of Term B Loans outstanding immediately prior to the Incremental Amendment No. 1 Funding Date, constitute Term B Loans for all purposes of the Credit Agreement and, together with the Existing Term B Loans outstanding prior to the Incremental Amendment No. 1 Funding Date, be treated as one Class of Term Loans.

Section 2.5. Ticking Fee. The Borrower agrees to pay to the Incremental Amendment No. 1 Term B Lender a nonrefundable fee at a rate per annum (the “Ticking Fee”) equal to, (a) commencing on September 25, 2019 until and including October 24, 2019, 50% of the interest rate margin for Eurocurrency Rate Loans (over the Eurocurrency Rate) for the Incremental Amendment No. 1 Term B Loans and, (b) commencing on October 25, 2019, 100% of the interest rate margin for Eurocurrency Rate Loans (over the Eurocurrency Rate) for the Incremental Amendment No. 1 Term B Loans, which Ticking Fee shall accrue on the amount of the Incremental Amendment No. 1 Term B Commitment from the date specified above until the Incremental Amendment No. 1 Funding Date. The Ticking Fee will be earned and due and payable in full on the date of, and subject to the occurrence of, the Incremental Amendment No. 1 Funding Date, if the Incremental Amendment No. 1 Funding Date occurs and shall be incurred on the basis of a three hundred sixty (360) day year and actual days elapsed.

Section 2.6. Notice. This Amendment constitutes the notice required to be delivered by the Borrower to the Administrative Agent pursuant to Section 2.14(a) of the Credit Agreement.

ARTICLE III

Amendments

Subject to the occurrence of the Incremental Amendment No. 1 Effective Date:

(a) Section 1.01 of the Credit Agreement is amended by adding the following definitions in the appropriate alphabetical order:

“Incremental Amendment No. 1” means Incremental Amendment No. 1 to this Agreement dated as of the Incremental Amendment No. 1 Effective Date, by and among the Loan Parties, the Administrative Agent and the Incremental Amendment No. 1 Term B Lender.

“Incremental Amendment No. 1 Effective Date” means the date on which the conditions precedent to effectiveness set forth in Incremental Amendment No.1 are satisfied (or waived), which date is November 12, 2019.

“Incremental Amendment No. 1 Funding Date” means the date on which the conditions precedent to funding set forth in Incremental Amendment No. 1 are satisfied (or waived) and the Incremental Amendment No.1 Incremental Term B Loans under Incremental Amendment No. 1 are funded.

“Incremental Amendment No. 1 Term B Commitment” means, with respect to the Incremental Amendment No. 1 Term B Lender, its obligations on the Incremental Amendment No. 1 Effective Date to make an Incremental Amendment No. 1 Term B Loan to the Borrower pursuant to Section 2.14 hereof and Incremental Amendment No. 1 on the Incremental Amendment No. 1 Funding Date in an aggregate principal amount not to exceed the amount set forth opposite its name on Schedule 1 to Incremental Amendment No. 1 under the caption “Incremental Amendment No. 1 Term B Commitment”. The initial aggregate amount of the Incremental Amendment No. 1 Term B Commitment is $35,000,000.

“Incremental Amendment No. 1 Term B Lender” means any Lender with an Incremental Amendment No. 1 Term B Commitment or Incremental Amendment No. 1 Term B Loans.

“Incremental Amendment No. 1 Term B Loans” means the Incremental Term Loans made pursuant to Incremental Amendment No. 1 with the Incremental Amendment No. 1 Term B Commitment.

“Integron Acquisition” has the meaning specified in Incremental Amendment No. 1.

“Integron Acquisition Agreement” has the meaning specified in Incremental Amendment No. 1.”

(b) The definition of “Class” set forth in Section 1.01 of the Credit Agreement is hereby amended by (i) inserting the text “Incremental Amendment No. 1 Term B Commitments, ” immediately after the text “Term B Commitments,” appearing in clause (b) thereof and (ii) adding the following text to the end thereof:

“Notwithstanding anything herein to the contrary, the Incremental Amendment No. 1 Term B Loans funded on the Incremental Amendment No. 1 Funding Date shall be deemed to be of the same Class of Term Loans as the Term B Loans outstanding immediately prior to the Incremental Amendment No. 1 Funding Date.”

(c) The definition of “Loan Documents” set forth in Section 1.01 of the Credit Agreement is hereby amended by (i) replacing the word “and” at the end of clause (iv) thereof with a comma and (ii) inserting the text “and (vi) Incremental Amendment No. 1” immediately after the text “that is entered into” appearing in such definition.

(d) Section 2.01(a) of the Credit Agreement is hereby amended and restated in its entirety as follows:

“(a) The Term B Borrowings.

(i) Each Term B Lender severally agrees to make to the Borrower (including by way of conversion) a single loan denominated in Dollars in a principal amount equal to such Term B Lender’s Term B Commitment on the Closing Date.

(ii) The Incremental Amendment No. 1 Term B Lender agrees to make to the Borrower a single loan denominated in Dollars in a principal amount equal to its Incremental Amendment No. 1 Term B Commitment on the Incremental Amendment No. 1 Funding Date. All Incremental Amendment No. 1 Term B Loans funded on the Incremental Amendment No. 1 Funding Date shall take the form of a fungible increase to, and shall constitute the same Class of Term Loans as, the Term B Loans outstanding immediately prior to the Incremental Amendment No. 1 Funding Date.

(iii) All Term B Loans outstanding immediately prior to the Incremental Amendment No. 1 Funding Date will remain outstanding on the Incremental Amendment No. 1 Funding Date.

(iv) Amounts borrowed under this Section 2.01(a) and repaid or prepaid may not be reborrowed. Term B Loans may be Base Rate Loans or Eurocurrency Rate Loans, as further provided herein.”

(e) Section 2.06(b) of the Credit Agreement is hereby amended by inserting the following sentence immediately after the first sentence thereof:

“The Incremental Amendment No. 1 Term B Commitment of the Incremental Amendment No. 1 Term B Lender shall be automatically and permanently reduced to $0 upon the making of the Incremental Amendment No. 1 Term B Lender’s Term Loans pursuant to Section 2.01(a).”

(f) Section 2.07(a) of the Credit Agreement is hereby amended by amending and restating clause (i) thereof in its entirety as follows:

“(i) on the last Business Day of each March, June, September and December, commencing with the first such date to occur after the Incremental Amendment No. 1 Funding Date, an aggregate principal amount equal to $788,161.21 and”

(g) Section 5.17 of the Credit Agreement is hereby amended by adding the following text to the end of the first sentence thereof:

“; provided that the proceeds of the Incremental Amendment No. 1 Term B Loans made on the Incremental Amendment No. 1 Funding Date shall be used by the Borrower (i) to finance in part the Integron Acquisition pursuant to the Integron Acquisition Agreement and (ii) to pay certain fees and expenses associated with Incremental Amendment No. 1 and the Integron Acquisition”

(h) Section 6.11 of the Credit Agreement is hereby amended by adding the following sentence at the end thereof:

“Notwithstanding the foregoing, the Borrower shall use the proceeds of the Incremental Amendment No. 1 Term B Loans made on the Incremental Amendment No. 1 Funding Date to (i) finance in part the Integron Acquisition pursuant to the Integron Acquisition Agreement and (ii) pay certain fees and expenses associated with Incremental Amendment No. 1 and the Integron Acquisition.”

ARTICLE IV

Conditions to Effectiveness

Section 4.1. This Amendment shall become effective on the date (such date, the “Incremental Amendment No. 1 Effective Date”) on which the following conditions shall have been satisfied (or waived by the Incremental Amendment No. 1 Term B Lender):

(i) The Administrative Agent (or its counsel) shall have received an executed counterpart (or written evidence reasonably satisfactory to the Administrative Agent (which may include a facsimile or other electronic transmission) that such party has signed a counterpart) of this Amendment from the Incremental Amendment No. 1 Term B Lender, the Borrower, Holdings and each other Loan Party party hereto.

(ii) The Administrative Agent shall have received such (a) certificates, resolutions or other action and incumbency certificates and/or other certificates of Responsible Officers of each Loan Party as the Administrative Agent may reasonably require evidencing the identity, authority and capacity of each Responsible Officer thereof authorized to act as a Responsible Officer in connection with this Amendment and the other Loan Documents to which such Loan Party is a party or is to be a party and (b) copies of Organization Documents and certifications as the Administrative Agent may reasonably require to evidence that each Loan Party is duly organized or formed, and that each Loan Party is validly existing and in good standing in its jurisdiction of organization.

(iii) The Administrative Agent shall have received an opinion of (a) Kirkland & Ellis LLP, New York and Massachusetts counsel to the Loan Parties, (b) Driver, McAfee, Hawthorne & Diebenow, PLLC, Florida counsel to the Loan Parties and (c) Benesch, Friedlander, Coplan & Aronoff LLP, Ohio counsel to the Loan Parties, in each case dated the Incremental Amendment No. 1 Effective Date.

(iv) The Administrative Agent and the Incremental Amendment No. 1 Term B Lender shall have received (x) at least three (3) Business Days prior to the Incremental Amendment No. 1 Effective Date all documentation and other information about the Borrower and the Guarantors as has been reasonably requested in writing at least ten (10) Business Days prior to the Incremental Amendment No. 1 Effective Date by the Administrative Agent and the Incremental Amendment No. 1 Term B Lender that they reasonably determine is required by regulatory authorities under applicable “know your customer” and anti-money laundering rules and regulations, including without limitation the USA PATRIOT Act, and (y) a Beneficial Ownership Certificate in relation to the Borrower if it qualifies as a “legal entity customer” under the Beneficial Ownership Regulation.

ARTICLE V

Conditions to Funding

Section 5.1. The funding of the Incremental Amendment No. 1 Term B Loans shall not occur until the date (the “Incremental Amendment No. 1 Funding Date”) on which each of the following conditions shall be satisfied (or waived) in accordance with the terms herein; provided that the Incremental Amendment No. 1 Funding Date shall occur no later than the date that is ten (10) Business Days after the Incremental Amendment No. 1 Effective Date, unless otherwise mutually agreed between the Incremental Amendment No. 1 Term B Lender and the Borrower; provided further, that if the Incremental Amendment No. 1 Funding Date shall not have occurred by December 3, 2019, the Incremental Amendment No. 1 Term B Commitment shall be automatically terminated as of 5:00 p.m., New York City time, on such date:

(i) The Specified Representations of the Borrower contained in Article V of the Credit Agreement shall be true and correct in all material respects as of the Incremental Amendment No. 1 Funding Date; provided that, to the extent that such representations and warranties specifically refer to an earlier date, they shall be true and correct in all material respects as of such earlier date; provided further that any representation and warranty that is qualified as to “materiality,” “Material Adverse Effect” or similar language shall be true and correct in all material respects (after giving effect to any qualification therein) on such respective dates.

(ii) No Specified Event of Default shall have occured and be continuing or would result from the incurrence of Incremental Amendment No. 1 Term B Loans on the Incremental Amendment No. 1 Funding Date or the use of proceeds thereof.

(iii) The Administrative Agent shall have received a duly completed Committed Loan Notice in a form reasonably acceptable to the Administrative Agent for the Incremental Amendment No. 1 Term B Loans to be borrowed on the Incremental Amendment No. 1 Funding Date.

(iv) The Administrative Agent shall have received a certificate, dated the Incremental Amendment No. 1 Funding Date, signed by a Responsible Officer of the Borrower on behalf of each Loan Party certifying that the conditions specified in clauses (i) and (ii) of this Section 5.1 have been satisfied.

(v) The Administrative Agent shall have received from Holdings’ chief financial officer or other officer with equivalent duties a certificate attesting to the Solvency of Holdings and its Subsidiaries (on a consolidated basis) after giving effect to the Integron Acquisition and the incurrence of the Incremental Amendment No. 1 Term B Loans on the Incremental Amendment No. 1 Effective Date.

(vi) The Administrative Agent and the Incremental Amendment No. 1 Lead Arrangers shall have received, in immediately available funds, payment or reimbursement of all costs, fees, out-of-pocket expenses, compensation and other amounts then due and payable in connection with this Amendment or otherwise previously agreed to in writing to be paid (including any ticking fees and reasonable fees, charges and disbursements of Cahill Gordon & Reindel LLP, as counsel to the Administrative Agent and the Incremental Amendment No. 1 Lead Arrangers), in each case, on or prior to the Incremental Amendment No. 1 Funding Date to the extent invoiced at least two (2) Business Days prior to the Incremental Amendment No. 1 Funding Date.

(vii) The Integron Acquisition shall be consummated pursuant to the Integron Acquisition Agreement in all material respects substantially concurrently with the Incremental Amendment No. 1 Funding Date.

(i) (x) After giving effect to the Incremental Amendment No. 1 Term B Loans, the aggregate principal amount of any Incremental Facilities and any Incremental Equivalent Debt established on or prior to the Incremental Amendment No. 1 Funding Date shall not exceed the Incremental Cap and (y) the Borrower shall have delivered to the Administrative Agent a certificate signed by a Responsible Officer thereof certifying that such condition has been satisfied.

ARTICLE VI

Representation and Warranties

After giving effect to the amendments contained herein, each Loan Party hereby confirms that: (a) on the Incremental Amendment No. 1 Effective Date, this Amendment has been duly authorized, executed and delivered by each Loan Party party hereto and constitutes the legal, valid and binding obligations of each such Loan Party enforceable against it in accordance with its terms, except as such enforceability may be limited by Debtor Relief Laws and by general principles of equity; and, (b) on the Incremental

Amendment No. 1 Funding Date, (i) no Event of Default has occurred and is continuing or would result from the incurrence of the Incremental Amendment No. 1 Term B Loans or the use of proceeds thereof and (ii) the representations and warranties of the Borrower and each other Loan Party contained in Article V of the Credit Agreement or any other Loan Document, or which are contained in any document furnished at any time under or in connection herewith or therewith, are true and correct in all material respects; provided that, to the extent that such representations and warranties specifically refer to an earlier date, they are true and correct in all material respects as of such earlier date; provided further that any representation and warranty that is qualified as to “materiality,” “Material Adverse Effect” or similar language is true and correct (after giving effect to any qualification therein) in all respects on such respective dates.

ARTICLE VII

Miscellaneous

Section 7.1. Continuing Effect; No Other Amendments or Waivers. This Amendment shall not constitute an amendment or waiver of or consent to any provision of the Credit Agreement and the other Loan Documents except as expressly stated herein and shall not be construed as an amendment, waiver or consent to any action on the part of the Loan Parties that would require an amendment, waiver or consent of the Administrative Agent or the Lenders except as expressly stated herein. Except as otherwise amended hereby, the provisions of the Credit Agreement and the other Loan Documents are and shall remain in full force and effect in accordance with their terms. This Amendment shall constitute a “Loan Document” and an “Incremental Facility Amendment” for all purposes of the Credit Agreement and the other Loan Documents.

Section 7.2. Counterparts. This Amendment may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Except as provided in Article IV, delivery by telecopier or other electronic transmission of an executed counterpart of a signature page to this Amendment shall be effective as delivery of an original executed counterpart of this Amendment. The Administrative Agent may also require that any such documents and signatures delivered by telecopier or other electronic transmission be confirmed by a manually signed original thereof; provided that the failure to request or deliver the same shall not limit the effectiveness of any document or signature delivered by telecopier or other electronic transmission.

Section 7.3. GOVERNING LAW; JURISDICTION; SERVICE OF PROCESS; WAIVER OF RIGHT TO TRIAL BY JURY. The provisions of Sections 10.14 and 10.15 of the Credit Agreement are hereby incorporated by reference herein, mutatis mutandis.

Section 7.4. Headings. Section headings used herein are included for convenience of reference only and shall not affect the interpretation of this Amendment.

Section 7.5. Reaffirmation. Each Loan Party hereby expressly acknowledges the terms of this Amendment and reaffirms, as of the date hereof, (i) the covenants and agreements contained in each Loan Document to which it is a party, including, in each case, such covenants and agreements as in effect immediately after giving effect to this Amendment and the transactions contemplated hereby and (ii) its guarantee of the Obligations under the Guaranty, as applicable, and its grant of Liens on the Collateral to secure the Obligations pursuant to the Collateral Documents. The parties hereto acknowledge and agree that the amendment of the Credit Agreement pursuant to this Amendment and all other Loan Documents amended and/or executed and delivered in connection herewith shall not constitute a novation of the Credit Agreement and the other Loan Documents as in effect prior to the Incremental Amendment No. 1 Effective Date.

Section 7.6. Tax Matters. For U.S. federal and applicable state and local income tax purposes, the Borrower, the Incremental Amendment No. 1 Term B Lender and the Administrative Agent agree to treat the Incremental Amendment No. 1 Term B Loans as fungible with the Existing Term B Loans outstanding immediately prior to the Incremental Amendment No. 1 Funding Date.

Section 7.7. Effect of Amendment. On and after the Incremental Amendment No. 1 Effective Date, each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof” or words of like import referring the Credit Agreement, and each reference in the Notes and each of the other Loan Documents to “the Credit Agreement,” “thereunder,” “thereof” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement, as amended by this Amendment.

[signature pages follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered by their respective duly authorized officers, as of the date first above written.

KORE WIRELESS GROUP INC.,
as the Borrower

By:
Name:
Title:

MAPLE INTERMEDIATE HOLDINGS INC.,
as Holdings

By:
Name:
Title:

RACO HOLDINGS, LLC,
KORE WIRELESS INC.,
POSITION LOGIC, LLC,
RACO WIRELESS LLC,
WYLESS CONNECT, LLC,
each as a Guarantor

By:
Name:
Title:

[Signature Page to Incremental Amendment No. 1 to Credit Agreement]

UBS AG, STAMFORD BRANCH,
as Administrative Agent

By:
Name:
Title:

By:
Name:
Title:

[Signature Page to Incremental Amendment No. 1 to Credit Agreement]

UBS AG, STAMFORD BRANCH,
as the Incremental Amendment No. 1 Term B Lender

By:
Name:
Title:

By:
Name:
Title:

[Signature Page to Incremental Amendment No. 1 to Credit Agreement]

SCHEDULE 1

INCREMENTAL AMENDMENT NO. 1 TERM B COMMITMENT

Incremental Amendment No. 1 Term B Lender	Incremental Amendment No. 1 Term B Commitment	Pro Rata Percentage
UBS AG, Stamford Branch	$35,000,000	100%
Total	$35,000,000	100%